                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 13, 1998



                     CRESCENT REAL ESTATE EQUITIES COMPANY
             (formerly known as Crescent Real Estate Equities, Inc.)

             (Exact name of Registrant as specified in its Charter)


           Texas                      1-13038                   52-1862813
   (State of Organization)     (Commission File Number)        (IRS Employer
                                                          Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas                                                  76102
(Address of Principal Executive                                  (Zip Code)
Offices)

                                 (817) 877-0477
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

This Current Report on Form 8-K is filed by Crescent Real Estate Equities Company (the "Company") in connection with its registration statement (the "Registration Statement") on Form S-3 (Registration No. 333-38071). Pursuant to the prospectus dated December 12, 1997 (the "Prospectus") contained in the Registration Statement and the prospectus supplement dated February 13, 1997 (the "Prospectus Supplement") to the Prospectus, the Company is offering for sale to the public, 8,000,000 of its preferred shares (the "Offering").
Certain pro forma financial information regarding the Company, assuming , among other things, the completion of the Offering and the application of the net proceeds therefrom, is included in Item 7 of this report and incorporated by reference into the Prospectus Supplement.

Capitalized terms used by not defined herein have the meaning set forth in the Prospectus Supplement.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)     FINANCIAL STATEMENTS

           None


   (b)     PRO FORMA FINANCIAL INFORMATION

           Pro Forma Consolidated Balance Sheet as of September 30, 1997 (unaudited) and notes thereto.

           Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 1997 and the Year Ended December 31, 1996 (unaudited) and notes thereto.

   (c)     EXHIBITS

           None.

                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 17, 1998       CRESCENT REAL ESTATE EQUITIES COMPANY




                                 By:  /s/ Dallas. E Lucas
                                     -----------------------------------------
                                     Dallas E. Lucas
                                     Senior Vice President and
                                       Chief Financial and Accounting Officer

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                 PAGE
                                                                                                 ----
PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

    Pro Forma Consolidated Balance Sheet as of  September 30, 1997 and notes thereto  . .        F-3

    Pro Forma Consolidated Statement of Operations for the Nine Months Ended September
    30, 1997 and the Year Ended December 31, 1996 and notes thereto   . . . . . . . . . .        F-6

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

     The pro forma information for the year ended December 31, 1996 assumes completion, in each case as of January 1, 1996 in determining operating and other data, of (i) Crescent Real Estate Equities Company's (the "Company") public offering of its common shares that closed on October 2, 1996 (the "October 1996 Offering") and the additional public offering of 450,000 common shares that closed on October 9, 1996 and the use of the net proceeds there from were to repay approximately $168,000 of indebtedness and to fund approximately $289,000 of Property acquisitions in the fourth quarter of 1996 and the first quarter of 1997, (ii) the Company's public offering of its common shares that closed on April 28, 1997 (the "April 1997 Offering") and the additional public offering of 500,000 common shares that closed on May 14, 1997 and the use of the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (iii) the Company's offering of 4,700,000 common shares to an affiliate of Union Bank of Switzerland (the "UBS Offering") and the use of net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iv) the Operating Partnership's offering of an aggregate principal amount of $400 million of senior notes (the "September 1997 Note Offering") and the use of the net proceeds therefrom to fund approximately $337,600 of the purchase price of two Properties and to repay approximately $57,200 of indebtedness incurred under the Credit Facility and other short-term indebtedness, (v) the Company's public offering of its Common Shares that closed on October 15, 1997 (the "October 1997 Offering") and the use of the net proceeds therefrom to fund approximately $45,000 of the purchase price of one Property and to repay approximately $325,100 of short-term indebtedness and indebtedness incurred under the Credit Facility, (vi) the Company's offering of 5,375,000 common shares to Merrill Lynch International (the "Merrill Offering") and the use of the net proceeds therefrom to repay approximately $199,900 of indebtedness under the Credit Facility; (vii) this Offering and the use of the net proceeds therefrom to repay approximately $191,250 of indebtedness under the Credit Facility (viii) Property acquisitions, other investments and related financing and share issuances during 1996, 1997 and 1998, and (ix) the Pending Investment and related financing, including $1,054,200 for refinancing and/or assumption of indebtedness, and associated refinancing and transaction costs, in connection with the Merger.

     The pro forma information for the nine months ended September 30, 1997 assumes completion, in each case as of January 1, 1997 in determining operating and other data, and, in each case as of September 30, 1997 in determining balance sheet data, of (i) the April 1997 Offering and the additional public offering of 500,000 common shares that closed on May 14, 1997 and the use of the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (ii) the UBS Offering and the use of the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iii) the September 1997 Note Offering and the use of the net proceeds therefrom to fund approximately $337,600 of the purchase price of two Properties and to repay approximately $57,200 of indebtedness incurred under the Credit Facility and other short-term indebtedness, (iv) the October 1997 Offering and the use of the net proceeds therefrom to fund approximately $45,000 of the purchase price of one Property and to repay approximately $325,100 of short-term indebtedness and indebtedness incurred under the Credit Facility, (v) the Merrill Offering and the use of the net proceeds therefrom to repay approximately $199,900 of indebtedness under the Credit Facility; (vi)this Offering and the use of the net proceeds therefrom to repay approximately $191,250 of indebtedness under the Credit Facility (vii) Property acquisitions, other investments and related financing and share issuances during 1997 and 1998, and (viii) the Pending Investment and related financing, including $1,054,200 for refinancing and/or assumption of indebtedness, and associated refinancing and transaction costs, in connection with the Merger.

     The unaudited pro forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the historical audited financial statements of the Company for the year ended December 31, 1996, filed herein. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                      Pro Forma Consolidated Balance Sheet
                            As of September 30, 1997
                             (dollars in thousands)
                                   (unaudited)

                                                                    CRESCENT REAL
                                                                   ESTATE EQUITIES
                                                                       COMPANY         PRO FORMA          PRO FORMA
                                                                     HISTORICAL (A)   ADJUSTMENTS        CONSOLIDATED
                                                                    -----------      -----------         -----------

ASSETS:
   Investments in real estate                                       $ 3,113,743      $ 2,261,016  (B)    $ 5,374,759
   Less - accumulated depreciation                                     (256,204)              --            (256,204)
                                                                    -----------      -----------         -----------
             Net investment in real estate                            2,857,539        2,261,016           5,118,555

   Cash and cash equivalents                                             47,082           67,625  (C)        114,707
   Restricted cash and cash equivalents                                  32,462               --              32,462
   Accounts receivable, net                                              24,010               --              24,010
   Deferred rent receivable                                              30,649               --              30,649
   Investments in mortgages and equity
      of unconsolidated companies                                       369,779          218,075  (D)        587,854
   Notes receivable, net                                                163,219            7,800  (E)        171,019
   Other assets, net                                                     87,293               --              87,293
                                                                    -----------      -----------         -----------
             Total assets                                           $ 3,612,033      $ 2,554,516         $ 6,166,549
                                                                    ===========      ===========         ===========

LIABILITIES:
   Borrowings under Credit Facility                                 $   316,500      $    16,300  (F)    $   332,800
   Notes payable                                                      1,460,404          (85,000) (G)      2,571,704
                                                                                       1,196,300  (H)
   Accounts payable, accrued expenses and other liabilities              88,230          (25,000) (I)         63,230
                                                                    -----------      -----------         -----------
             Total liabilities                                        1,865,134        1,102,600           2,967,734
                                                                    -----------      -----------         -----------

MINORITY INTERESTS
   Operating partnership, 6,445,227 units                               110,648               --             110,648
   Investment joint ventures                                             28,396               --              28,396
                                                                    -----------      -----------         -----------
             Total minority interests                                   139,044               --             139,044
                                                                    -----------      -----------         -----------
SHAREHOLDERS' EQUITY:
   6.75 % Series A convertible cumulative preferred shares                   --          191,250             191,250
   $3.50 Series B convertible preferred shares                               --          103,500             103,500
   Common stock, $.01 par value, authorized 250,000,000 shares,
      102,442,050 shares issued and outstanding
      at September 30, 1997                                               1,024              319               1,343
   Additional paid-in capital                                         1,666,978        1,156,847           2,823,825
   Deferred compensation on restricted shares                              (283)              --                (283)
   Retained deficit                                                     (59,864)              --             (59,864)
                                                                    -----------      -----------         -----------
             Total shareholders' equity                               1,607,855        1,451,916  (J)      3,059,771
                                                                    -----------      -----------         -----------
             Total liabilities and shareholders' equity             $ 3,612,033      $ 2,554,516         $ 6,166,549
                                                                    ===========      ===========         ===========



                       See accompanying notes to Pro Forma
                           Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

Adjustments
(dollars in thousands)


(A) Reflects Crescent Real Estate Equities Company unaudited
      consolidated historical balance sheet as of September 30, 1997 ..............               --

(B) Increase reflects the following:
      Acquisition of U.S. Home Building office property ...........................      $    45,000
      Acquisition of Fountain Place office property ...............................          114,000
      Acquisition of Ventana Country Inn hotel property ...........................           30,000
      Acquisition of Energy Centre office property ................................           75,000
      Acquisition of Austin Centre office property and Omni Austin Hotel property..           96,900
      Acquisition of Post Oak Central office property .............................          155,250
      Pending acquisition of Station's casino/hotel properties ....................        1,744,866
                                                                                         -----------
                                                                                         $ 2,261,016
                                                                                         ===========

(C) Net increase reflects the following:
      Net proceeds from the October 1997 Offering .................................      $   370,100
      Acquisition of U.S. Home Building office property ...........................          (45,000)
      Partial repayment under the Credit Facility using proceeds from
        the October 1997 Offering .................................................         (325,100)
      Draw under the Credit Facility for working capital ..........................           21,500
      Borrowings under the Bridge Loan for working capital ........................           43,100
      Acquisition of Energy Centre office property ................................           (5,000)
      Proceeds from sale of voting common stock to Crescent Operating, Inc. ("COI")
      for the Refrigerated Warehouse investment ...................................            8,025
                                                                                         -----------
                                                                                         $    67,625
                                                                                         ===========

(D) Net increase reflects the following:
      Refrigerated Warehouse Transaction - 40% equity investment ..................      $   160,500
      Sale of 100% of voting common stock to COI representing 5% equity interest
        in Refrigerated Warehouses ................................................           (8,025)
      Investment in a partnership that owns Bank One Center office property
        - 50% equity investment ...................................................           41,500
      Additional investments in equity of unconsolidated companies ................           24,100

                                                                                         -----------
                                                                                         $   218,075
                                                                                         ===========

(E) Increase in notes receivable reflects the following:
      Loan to a residential development corporation ...............................      $     7,800
                                                                                         ===========


(F) Net increase in borrowings under the Credit Facility as a result of:
      Partial repayment under the Credit Facility using proceeds from
        the October 1997 Offering ....................................................      $  (325,100)
      Draw to repay the BankBoston Note I ............................................          235,000
      Draw to partially repay the BankBoston Note II .................................          100,000
      Investment in a partnership that owns Bank One Center office property
        - 50% equity investment ......................................................           41,500
      Draw for working capital .......................................................           21,500
      Refrigerated Warehouse Transaction - 40% equity investment .....................          160,500
      Partial repayment under the Credit Facility using proceeds from
        the Merrill Offering .........................................................         (199,900)
      Acquisition of Austin Centre office property and Omni Austin Hotel property ....           96,900
      Draw for additional investments in equity of unconsolidated companies ..........           21,900
      Acquisition of Post Oak Central office property ................................           55,250
      Partial repayment under the Credit Facility using proceeds from
        this Offering ................................................................         (191,250)

                                                                                            -----------
                                                                                            $    16,300
                                                                                            ===========

(G) Net decrease in short-term borrowings as a result of:
      Repayment of BankBoston Note I through a draw under the Credit Facility ........      $  (235,000)
      Partial repayment of BankBoston Note II through a draw under the Credit Facility         (100,000)
      Borrowings under the Bridge Loan for working capital and property taxes ........           68,100
      Borrowings under the Bridge Loan to partially fund the acquisition of
        Fountain Place office property ...............................................           16,900
      Borrowings under the Bridge Loan for the acquisition of Ventana
        Country Inn hotel property ...................................................           30,000
      Borrowings under the Bridge Loan to partially fund the acquisition of
        Energy Centre office property ................................................           25,000
      Borrowings under the Bridge Loan for a residential development corporation
        loan and additional investments in equity of unconsolidated companies ........           10,000
      Borrowings under Bridge Loan for the acquisition of Post Oak Central
        office property ..............................................................          100,000
                                                                                            -----------
                                                                                            $   (85,000)
                                                                                            ===========

(H) Increase in notes payable reflects the following:
      Assumption of debt with the acquisition of Fountain Place office property ......      $    97,100
      Proceeds from Met Life note in conjunction with the acquisition of Energy
        Centre office property .......................................................           45,000
      Debt relating to the pending acquisition of Station's casino/hotel properties           1,054,200
                                                                                            -----------
                                                                                            $ 1,196,300
                                                                                            ===========

(I) Decrease reflects the following:
    Payment of property taxes with borrowings under the Bridge Loan ..................      $   (25,000)
                                                                                            ===========


(J) Increase reflects the following:
      Net proceeds from the October 1997 Equity Offering .............................      $   370,100
      Net proceeds from the Merrill Offering                                                    199,900
      The Company's issuance of preferred shares in conjunction with the pending
        acquisition of Station's casino/hotel properties                                        103,500
      The Company's issuance of common shares in conjunction with the pending
        acquisition of Station's casino/hotel properties                                        587,166
      Proceeds of the Offering (8 million shares of preferred stock at $25 per share)           200,000
      Estimated costs of the Offering                                                              (750)
      Underwriters' discount and commission for the Offering                                     (8,000)

                                                                                            -----------
                                                                                            $ 1,451,916
                                                                                            ===========

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (dollars in thousands)
                                   (unaudited)

                                            Crescent Real
                                            Estate Equities                   1998 Acquired
                                               Company         1997 Acquired   and Pending       Other         Pro Forma
                                             Historical (A)   Investments (B) Investments (C)  Adjustments    Consolidated
                                             --------------   --------------- ---------------  -----------    ------------

REVENUES:
   Rental property                             $ 289,752         $ 120,565   $ 151,063         $      --       $ 561,380
   Interest and other income                      13,508                --          --             6,791  (D)     20,299
                                               ---------         ---------   ---------         ---------       ---------
          Total revenues                         303,260           120,565     151,063             6,791         581,679
                                               ---------         ---------   ---------         ---------       ---------

EXPENSES:
   Real estate taxes                              28,229            10,843       2,348                --          41,420
   Repairs and maintenance                        17,244            12,843       2,563                --          32,650
   Other rental property operating                59,100            21,045       3,990              (283) (E)     82,869
                                                                                                    (983) (F)
   Corporate general and administrative            9,855                --          --                --           9,855
   Interest expense                               54,687                --          --           103,623  (G)    158,310
   Depreciation and amortization                  50,840            21,723      60,433                --         132,996
   Amortization of deferred financing costs        2,157                --          --               539  (H)      2,696
                                               ---------         ---------   ---------         ---------       ---------

          Total expenses                         222,112            66,454      69,334           102,896         460,796
                                               ---------         ---------   ---------         ---------       ---------

          Operating income (loss)                 81,148            54,111      81,729           (96,105)        120,883

OTHER INCOME:
   Equity in net income of unconsolidated
      companies                                    3,118            11,130          --                --          14,248
                                               ---------         ---------   ---------         ---------       ---------


INCOME (LOSS) BEFORE MINORITY INTERESTS           84,266            65,241      81,729           (96,105)        135,131
Minority interests                               (12,018)               --          --              (877) (I)    (12,895)
                                               ---------         ---------   ---------         ---------       ---------

NET INCOME (LOSS)                              $  72,248         $  65,241   $  81,729         $ (96,982)      $ 122,236
                                               =========         =========   =========         =========       =========

Preferred dividend (J)                                                                                           (15,559)
                                                                                                               ---------

Net income available to common shareholders                                                                    $ 106,677
                                                                                                               =========

PER COMMON SHARE DATA:(K)
Net Income                                                                                                     $    0.79
                                                                                                               =========


               See adjustments to Pro Forma Consolidated Statement
                        of Operations on following page.

                      CRESCENT REAL ESTATE EQUITIES COMPANY

             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

ADJUSTMENTS
(DOLLARS IN THOUSANDS)


    (A)        Reflects Crescent Real Estate Equities Company's unaudited consolidated historical statement of operations for the nine months
               ended September 30, 1997.                                                          --

    (B)        Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with all investments acquired in 1997, assuming the
               investments were acquired at the beginning of the period.                          --

                                                                         Acquisition
                    Investment                                              Date
                    ----------                                              ----

               Greenway II office property                               1/17/1997
               Trammell Crow Center office property                      2/28/1997
               Three Denver office properties                            2/28/1997
               Carter-Crowley Real Estate Assets                         5/9/1997
               Magellan Real Estate Assets (i)                           6/17/1997
               The Woodlands (ii) (iii)                                  7/31/1997
               Desert Mountain (iv)                                      8/29/1997
               Houston Center mixed-use property complex                 9/22/1997
               Four Seasons Hotel - Houston hotel property (v)           9/22/1997
               Miami Center office property                              9/30/1997
               U.S. Home Building office property                        10/15/1997
               Bank One Center office property (vi)                      10/22/1997
               Refrigerated Warehouse Investment (vii)                   10/31/1997
               Fountain Place office property                            11/7/1997
               Ventana Country Inn hotel property (v)                    12/19/1997
               Energy Centre office property                             12/22/1997

                      (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement).
                                 Rent provisions include no percentage rent component.

                      (ii) The Company has an indirect 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holding consists of The Woodlands land assets.

                      (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.

                      (iv) The Company has an indirect 88.35% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns Desert Mountain.

                      (v)        Historical operations of the hotel property

                                 were adjusted to reflect the lease payment
                                 (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated on a pro forma basis by applying the rent provisions (as defined in the lease agreement).
                                 Rent provisions attributable to percentage rent were applied based on gross revenue thresholds, as defined, in excess of historical revenues.

                      (vi) The Company has a 50% equity investment in the partnership that owns Bank One Center office property.

                      (vii) The Company has an indirect 38% (after the sale of voting common stock to COI) non-voting equity investment in two corporations that own the refrigerated warehouse properties.




    (C)        Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investments,
               assuming the investments were acquired at the beginning of the period.             --

               Austin Centre office property                              1/23/1998
               Omni Austin Hotel property (i)                             1/23/1998
               Post Oak Central office property complex                   2/13/1998
               Station's casino/hotel properties (ii)                     pending

                     (i) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated on a pro forma basis by applying the rent provisions (as defined in the lease agreement). Rent provisions attributable to percentage rent were applied based on gross revenue thresholds, as defined, in excess of historical revenues.

                      (ii) Casino/hotel properties' lease payment is estimated using Station's fiscal third quarter ended December 31, 1997 annualized EBITDA net of lessee leakage calculated as 1.5% of casino/hotel property rental revenues. This quarter's information represents the first full quarter of stabilized casino/hotel operations, as two casinos commenced operations in 1997.


    (D) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.


                    Carter Crowley Notes                   ($53,365 @ 10%)    $ 5,337
                    Ritz Note                              ($8,850 @ 18%)       1,593
                    COI Note                               ($36,955 @ 12%)      4,435
                    Residential Development Corp Note      ($7,800 @ 10%)         780
                    Desert Mountain Note                   ($26,157 @ 12%)      3,139
                                                                             --------
                    Total                                                    $ 15,284
                    Prorated for nine months                                   11,463
                    Less:  Historical interest income                          (4,672)
                                                                             --------
                    Total                                                                         $ 6,791
                                                                                                  =======

    (E)        Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow
               Center, assuming Trammell Crow Center was acquired at the beginning
               of the period.                                                                     $  (283)
                                                                                                  =======

    (F)        Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain
               of the properties.                                                                 $  (983)
                                                                                                  =======

 (G) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of this Offering, the Merrill Offering, the October 1997 Equity Offering, the September 1997 Note Offering, the UBS Offering and the April and May 1997 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

               Credit Facility                 $  332,800 @    6.86%      $ 22,830
               BankBoston Note II                 100,000 @    6.86%         6,860
               Bridge Loan                        250,000 @    6.86%        17,150
               Note Offering --
                 6.625% Notes due 2002            150,000 @   6.625%         9,938
               Note Offering --
                 7.125% Notes due 2007            250,000 @   7.125%        17,813
               Met Life Note                       45,000 @    6.86%         3,087
               Chase Manhattan Note                97,100 @    7.41%         7,195
               Station's Refinanced Debt        1,054,200 @    7.50%        79,065
               LaSalle Note I                     239,000 @    7.83%        18,714
               LaSalle Note II                    161,000 @    7.79%        12,542
               Cigna Note                          63,500 @    7.47%         4,743
               Metropolitan Life Note              12,188 @    8.88%         1,082
               LaSalle Note III                   115,000 @    7.82%         8,993
               Nomura Funding VI Note               8,716 @   10.07%           878
               Northwestern Life Note              26,000 @    7.66%         1,992
                                               ----------                 --------

               Total annual amount             $2,904,504                 $212,882
               Prorated for nine months                                    159,661
               Less:  Capitalized interest                                  (1,351)
               Historical interest expense                                 (54,687)
                                                                          --------
                                                                                                  $ 103,623
                                                                                                  =========

    (H) Amortization of capitalized costs associated with the September 1997 Note Offering ($4,731 purchaser's discount and $500 other costs).

                                                                            Amortization
                                                                              of Fees
                                                                            ------------

                    Note Offering -- 6.625% Notes due 2002                  $     392
                    Note Offering -- 7.125% Notes due 2007                        327
                                                                            ---------
                    Total                                                   $     719
                    Prorated for nine months                                                      $     539
                                                                                                  =========

    (I)        Reflects adjustment needed to reflect minority
               partners' weighted average 8.76% interest in the net
               income of the Operating Partnership less joint venture
               minority interests assuming completion of the Equity
               Offerings at the beginning of the period.                                          $    (877)
                                                                                                  =========

    (J)        Reflects the following:
                       7% preferred dividend for the $103.5 million
                       of preferred shares issued in connection with the
                       Station transaction                                  $   7,245
                       6.75% preferred dividend for this Offering              13,500
                                                                            ---------
                    Total                                                   $  20,745
                    Prorated for nine months                                                      $  15,559
                                                                                                  =========

    (K)        Reflects net income per share based on 134,233,392 weighted average common shares assumed to be outstanding during the nine
               month period ended September 30, 1997.                                                    --

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (dollars in thousands)
                                   (unaudited)

                                          Crescent Real
                                         Estate Equities                                 1998 Acquired
                                            Company      1996 Acquired   1997 Acquired    and Pending       Other     Pro Forma
                                          Historical(A)  Investments(B)  Investments(C)  Investments(D)  Adjustments Consolidated
                                          -------------  --------------  --------------- --------------  ----------- ------------

REVENUES:
   Rental property                           $ 202,003     $  89,185       $ 225,276      $ 200,748      $      --       $ 717,212
   Interest and other income                     6,858            --              --             --         15,284  (E)     22,142
                                             ---------     ---------       ---------      ---------      ---------       ---------
          Total revenues                       208,861        89,185         225,276        200,748         15,284         739,354
                                             ---------     ---------       ---------      ---------      ---------       ---------

EXPENSES:
   Real estate taxes                            20,606         8,176          18,991          3,008             --          50,781
   Repairs and maintenance                      12,292         8,403          23,434          3,445             --          47,574
   Other rental property operating              40,915        21,346          39,751          5,422         (1,700) (F)    103,650
                                                                                                            (2,084) (G)
   Corporate general and administrative          4,674            --              --             --          5,326  (H)     10,000
   Interest expense                             42,926            --              --             --        168,854  (I)    211,780
   Depreciation and amortization                40,535        12,727          41,368         80,577             --         175,207
   Amortization of deferred financing costs      2,812            --              --             --            719  (J)      3,531
                                             ---------     ---------       ---------      ---------      ---------       ---------

          Total expenses                       164,760        50,652         123,544         92,452        171,115         602,523
                                             ---------     ---------       ---------      ---------      ---------       ---------

          Operating income (loss)               44,101        38,533         101,732        108,296       (155,831)        136,831

OTHER INCOME:
   Equity in net income of unconsolidated
      companies                                  3,850            --          10,170             --             --          14,020
                                             ---------     ---------       ---------      ---------      ---------       ---------


INCOME (LOSS) BEFORE MINORITY INTERESTS
   AND EXTRAORDINARY ITEM                       47,951        38,533         111,902        108,296       (155,831)        150,851
Minority interests                              (9,510)         (533)             --             --         (4,101) (K)    (14,144)
                                             ---------     ---------       ---------      ---------      ---------       ---------

INCOME BEFORE EXTRAORDINARY ITEM                38,441        38,000         111,902        108,296       (159,932)        136,707
Extraordinary item                              (1,306)           --              --             --             --          (1,306)
                                             ---------     ---------       ---------      ---------      ---------       ---------

NET INCOME (LOSS)                            $  37,135     $  38,000       $ 111,902      $ 108,296      $(159,932)      $ 135,401
                                             =========     =========       =========      =========      =========       =========

Preferred dividend (L)                                                                                                     (20,745)
                                                                                                                         ---------

Net income available to common shareholders                                                                              $ 114,656
                                                                                                                         =========

PER COMMON SHARE DATA: (M)
Income before extraordinary item                                                                                              0.86
Extraordinary item                                                                                                           (0.01)
                                                                                                                         ---------
Net Income                                                                                                               $    0.85
                                                                                                                         =========



               See adjustments to Pro Forma Consolidated Statement
                        of Operations on following page.

                      CRESCENT REAL ESTATE EQUITIES COMPANY

             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

ADJUSTMENTS
(DOLLARS IN THOUSANDS)


   (A)        Reflects Crescent Real Estate Equities
              Company's audited consolidated historical
              statement of operations for the year ended
              December 31, 1996                                                                  --

   (B)        Reflects the historical incremental rental income
              and operating expenses, including an adjustment
              for depreciation based on acquisition price
              associated with all investments acquired in 1996,
              assuming the investments were acquired at the
              beginning of the period.                                                           --

                                                                    Acquisition
              Investment                                               Date
              ----------                                            -----------

              3333 Lee Parkway office property                      1/5/1996
              301 Congress Avenue office property (i)               4/18/1996
              Central Park Plaza office property                    6/13/1996
              Canyon Ranch -- Tucson resort property (ii)           7/26/1996
              The Woodlands office properties (iii)                 7/31/1996
              Three Westlake Park office property                   8/16/1996
              1615 Poydras office property                          8/23/1996
              Greenway Plaza Portfolio                              10/7/1996
              Chancellor Park office property                       10/24/1996
              The Woodlands retail properties (iii)                 10/31/1996
              Sonoma Mission Inn & Spa hotel property (ii)          11/18/1996
              Canyon Ranch -- Lenox resort property (ii)            12/11/1996
              160 Spear Street office property                      12/13/1996
              Greenway I and IA office properties                   12/18/1996
              Bank One Tower office property                        12/23/1996
              Frost Bank Plaza office property                      12/27/1996

              (i) The Company has a 1% general partner and a 49% limited partner interest in the partnership that owns 301 Congress
                    Avenue.

              (ii) Historical operations of the hotel or/resort property were adjusted to reflect the lease payment (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated on a pro forma basis by applying the rent provisions (as defined in the lease agreement). Rent provisions attributable to percentage rent were applied based on gross revenue thresholds, as defined, in excess of historical revenues.

              (iii) The Company had a 75% interest in the partnership that owns these properties, in 1996. Currently, the Company has an approximate 85% interest.



   (C)        Reflects the historical incremental rental
              income and operating expenses, including an
              adjustment for depreciation based on acquisition
              price associated with all investments acquired
              in 1997, assuming the investments were acquired
              at the beginning of the period.                                                    --

                                                                    Acquisition
              Investment                                               Date
              ----------                                            -----------

              Greenway II office property                           1/17/1997
              Trammell Crow Center office property                  2/28/1997
              Three Denver office properties                        2/28/1997
              Carter-Crowley Real Estate Assets                     5/9/1997
              Magellan Real Estate Assets (i)                       6/17/1997
              The Woodlands (ii) (iii)                              7/31/1997
              Desert Mountain (iv)                                  8/29/1997

                                                                    Acquisition
              Investment                                               Date
              ----------                                            -----------

              Houston Center mixed-use property complex             9/22/1997
              Four Seasons Hotel - Houston hotel property (v)       9/22/1997
              Miami Center office property                          9/30/1997
              U.S. Home Building office property                    10/15/1997
              Bank One Center office property (vi)                  10/22/1997
              Refrigerated Warehouse Investment (vii)               10/31/1997
              Fountain Place office property                        11/7/1997
              Ventana Country Inn hotel property (v)                12/19/1997
              Energy Centre office property                         12/22/1997

              (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement). Rent provisions include no percentage rent component.

              (ii) The Company has an indirect 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holding consists of The
                    Woodlands land assets.

              (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.

              (iv) The Company has an indirect 88.35% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns Desert Mountain.

              (v) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated on a pro forma basis by applying the rent provisions (as defined in the lease agreement). Rent provisions attributable to percentage rent were applied based on gross revenue thresholds, as defined, in excess of historical revenues.

              (vi) The Company has a 50% equity investment in the partnership that owns Bank One Center office property.

              (vii) The Company has an indirect 38% (after the sale of voting common stock to COI) non-voting equity investment in two corporations that own the refrigerated warehouse properties.



   (D)        Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investments, assuming the investments were acquired at the
              beginning of the period.                                                           --

              Austin Centre office property                           1/23/1998
              Omni Austin Hotel property (i)                          1/23/1998
              Post Oak Central office property complex                2/13/1998
              Station's casino/hotel properties (ii)                  pending

              (i) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated on a pro forma basis by applying the rent provisions (as defined in the lease agreement). Rent provisions attributable to percentage rent were applied based on gross revenue thresholds, as defined, in excess of historical revenues.

              (ii)  Casino/hotel properties' lease payment is estimated using
                    Station's fiscal third quarter ended December 31, 1997
                    annualized EBITDA net of lessee leakage calculated as 1.5% of casino/hotel property rental revenues. This quarter's information represents the first full quarter of stabilized casino/hotel operations, as two casinos/hotels commenced operations in 1997.


   (E) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

              Carter Crowley Notes               ($53,365 @ 10%)   $ 5,337
              Ritz Note                          ($8,850 @ 18%)      1,593
              COI Note                           ($36,955 @ 12%      4,435
              Residential Development Corp Note  ($7,800 @ 10%)        780
              Desert Mountain Note               ($26,157 @ 12%)     3,139
                                                                    -------
              Total                                                                       $ 15,284
                                                                                          ========

   (F)        Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying
              Trammell Crow Center, assuming Trammell Crow Center was acquired
              at the beginning of the period.                                             $ (1,700)
                                                                                          ========

   (G)        Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain
              of the properties.                                                          $ (2,084)
                                                                                          ========

   (H)        Increase reflects the estimated incremental general and administrative costs associated with the increase in personnel due to numerous
              acquisitions in 1996 and 1997.                                              $  5,326
                                                                                          ========

   (I) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of this Offering, the Merrill Offering, the October 1997 Equity Offering, the September 1997 Note Offering, the UBS Offering and April and May 1997 Equity Offerings, and the 1996 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

              Credit Facility                     $  332,800 @    6.86%   $ 22,830
              BankBoston Note II                     100,000 @    6.86%      6,860
              Bridge Loan                            250,000 @    6.86%     17,150
              Note Offering --
                6.625% Notes due 2002                150,000 @   6.625%      9,938
              Note Offering --
                7.125% Notes due 2007                250,000 @   7.125%     17,813
              Met Life Note                           45,000 @    6.86%      3,087
              Chase Manhattan Note                    97,100 @    7.41%      7,195
              Stations Refinanced Debt             1,054,200 @    7.50%     79,065
              LaSalle Note I                         239,000 @    7.83%     18,714
              LaSalle Note II                        161,000 @    7.79%     12,542
              Cigna Note                              63,500 @    7.47%      4,743
              Metropolitan Life Note                  12,188 @    8.88%      1,082
              LaSalle Note III                       115,000 @    7.82%      8,993
              Nomura Funding VI Note                   8,716 @   10.07%        878
              Northwestern Life Note                  26,000 @    7.66%      1,992
                                                  ----------              --------

              Total annual amount                 $2,904,504              $212,882
              Less:  Capitalized interest                                   (1,102)
              Historical interest expense                                  (42,926)
                                                                          --------
                                                                                          $ 168,854
                                                                                          =========

   (J) Amortization of capitalized costs associated with the September 1997 Note Offering ($4,731 purchaser's discount and $500 other costs).

                                                                       Amortization
                                                                          of Fees
                                                                       ----------

                   Note Offering -- 6.625% Notes due 2002              $      392
                   Note Offering -- 7.125% Notes due 2007                     327
                                                                       ----------
                   Total                                                                  $     719
                                                                                          =========

   (K)        Reflects adjustment needed to reflect minority partners'
              weighted average 8.76% interest in the net income of the
              Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at the beginning
              of the period.                                                              $  (4,101)
                                                                                          =========


   (L)        Reflects the following:

                   7% preferred dividend for the $103.5 million of
                   preferred shares issued in connection with the
                   Station transaction.                                $    7,245
                   6.75% preferred dividend for the Offering               13,500
                                                                       ----------
                   Total                                                                  $  20,745
                                                                                          =========

   (M)        Reflects net income per share based on
              134,233,392 weighted average common shares assumed
              to be outstanding during the year ended December 31, 1997.                         --